                                                                   EXHIBIT 10.26

                                January 24, 2005

Value Creation Partners Inc.
Best Brands Corp.
IMCB Corp.
445 Hutchinson Avenue
Suite 800
Columbus, Ohio 43235
Attention: G. Scott Humphrey

Ladies and Gentlemen:

      Reference is hereby made to that certain Purchase Agreement, dated as of January 13, 2005, by and among Value Creation Partners Inc., Best Brands Corp., IMCB Corp., International Multifoods Corporation, The J. M. Smucker Company, Robin Hood Multifoods Corporation, Fantasia Confections, Inc., and Multifoods Brands Inc. (the "Purchase Agreement"; each capitalized term used but not defined herein shall have the meaning assigned to it in the Purchase Agreement).

      Section 6.18(a) of the Purchase Agreement is hereby amended as follows: the words "no earlier than January 20, 2005 and no later than January 24, 2005" in such Section 6.18(a) are hereby deemed to be deleted therefrom and replaced by the words "no earlier than January 26, 2005 and no later than January 28, 2005". Except as amended by the foregoing, the Purchase Agreement and each provision thereof shall remain in full force and effect. Each reference to the Purchase Agreement in any document or instrument delivered pursuant to or in connection with the Purchase Agreement shall be deemed to be a reference to the Purchase Agreement, as amended by this letter agreement. This letter agreement may be executed by facsimile and in counterparts, each of which will be deemed an original, but all of which, taken together, constitute one and the same agreement. This letter agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without regard to conflicts-of-law principles. If you are in agreement with the foregoing, please execute this letter agreement in the spaces provided below.

      [Remainder of page left blank intentionally; signature page follows]

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Value Creation Partners Inc.
January 24, 2005

                                          Sincerely,

                                          The J. M. Smucker Company

                                          By: /s/ R.K. Smucker
                                              ---------------------------------
                                            Its: President and Co-CEO

                                          International Multifoods Corporation

                                          By: /s/ R.K. Smucker
                                              ---------------------------------
                                            Its: President, Co-CEO, and CFO

                                          Robin Hood Multifoods Corporation

                                          By: /s/ R.K. Smucker
                                              ---------------------------------
                                            Its: Vice President

                                          Fantasia Confections, Inc.

                                          By: /s/ R.K. Smucker
                                              ---------------------------------
                                            Its: President, Co-CEO, and CFO

                                          Multifoods Brands, Inc.

                                          By: /s/ R.K. Smucker
                                              ---------------------------------
                                            Its: President, Co-CEO, and CFO


Acknowledged and Agreed:

Value Creation Partners Inc.

By: /s/ Harry S. Sunenshine
    ---------------------------
  Its: EVP

Best Brands Corp.

By: /s/ G. Scott Humphrey
    ---------------------------
  Its: President and CEO

IMCB Corp.

By: /s/ G. Scott Humphrey
    ---------------------------
  Its: President and CEO

                         AMENDMENT TO PURCHASE AGREEMENT

      THIS AMENDMENT TO PURCHASE AGREEMENT (this "Amendment") is entered into as of the 18th day of February, 2005, by and among INTERNATIONAL MULTIFOODS CORPORATION, a corporation organized under the laws of Delaware ("IMC"), MULTIFOODS BRANDS, INC., a corporation organized under the laws of Delaware ("MBI"), FANTASIA CONFECTIONS, INC., a corporation organized under the laws of California ("FCI"; IMC, MBI and FCI are sometimes hereinafter referred to individually as a "U.S. Seller" and collectively as the "U.S. Sellers"), SMUCKER FOODS OF CANADA CO. (FORMERLY KNOWN AS ROBIN HOOD MULTIFOODS CORPORATION), an unlimited company amalgamated under the laws of Nova Scotia ("Robin Hood"; the U.S. Sellers and Robin Hood are sometimes hereinafter referred to individually as a "Seller" and collectively as the "Sellers"), THE J. M. SMUCKER COMPANY, a corporation organized under the laws of Ohio ("Smucker"), VALUE CREATION PARTNERS INC., a corporation organized under the laws of Delaware ("VCP"), BEST BRANDS CORP., a corporation organized under the laws of Delaware ("BBC"), and IMCB CORP., a corporation organized under the laws of Delaware (hereinafter referred to as "Buyer"; VCP, BBC and Buyer are sometimes hereinafter referred to individually as a "Buyer Entity" and collectively as the "Buyer Entities") and a wholly-owned subsidiary of VCP.

      WHEREAS, Sellers, Smucker and the Buyer Entities entered into that certain Purchase Agreement dated as of January 13, 2005 (as amended by the letter agreement referred to below, the "Agreement"); and

      WHEREAS, Seller, Smucker and the Buyer Entities entered into that certain letter agreement dated as of January 24, 2005 that amended the Agreement; and

      WHEREAS, Seller, Smucker and the Buyer Entities desire to further amend the Agreement;

      NOW, THEREFORE, in consideration of the parties' undertakings and covenants herein and in the Agreement, and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each party), the parties hereby agree as follows:

      1. Unless otherwise defined herein, each capitalized term used herein shall have the meaning (if any) provided therefor in the Agreement.

      2. Section 2.03 of the Agreement is hereby amended to read in its entirety as follows:

      "The following prorations relating to the Assets will be made as of the Closing Date, with the U.S. Sellers liable to the extent such items relate to any time period up to and including the Closing Date and Buyer liable to the extent that such items relate to periods after the Closing Date. The net amount of all such prorations will be settled and paid by the U.S. Sellers to Buyer or Buyer to the U.S. Sellers, as the case may be, within seven days after the Closing Date by wire transfer of immediately available funds to an account designated in writing by Buyer or the U.S. Sellers, as applicable, provided, however, that if any item cannot be prorated with specificity within seven days after the Closing Date (including real estate taxes and assessments resulting from, among other things, any proposed or actual change in valuation prior to the Closing Date to the extent such changes affect Taxes in the period up to and including the Closing Date) due to final bills not being issued, the parties will calculate the prorations with respect to such items as soon as practicable after the actual bills are issued, and the net amount shall be paid by the responsible party to the other(s) by wire transfer of immediately available funds promptly thereafter:

            (a) rents, additional rents, taxes and other items payable by the U.S. Sellers under any lease to be assigned to or assumed by Buyer pursuant to the terms of this Agreement;

            (b) the amount of rents and charges for sewer, water, fuel, telephone, electricity and other utilities, including Taxes thereon; provided, however, that no deposits or prepaid amounts will be prorated, but will be included in the Assets; and

            (c) real estate and personal property Taxes and installments of assessments, if any, on or with respect to the Assets.

      Notwithstanding the foregoing, Buyer shall be liable for and pay such items set forth in clauses (a), (b) and (c) above to the extent such items are included as liabilities on the Final Closing Statement.

            (d) The U.S. Sellers will use commercially reasonable efforts to cause all utility bills of the U.S. Sellers to be closed and billed by their respective utility companies as of the Closing Date in order that utility charges may be separately billed for the period on or prior to the Closing Date and the period after the Closing Date. If any such utility charges are not separately billed, they will be prorated presuming that such charges were uniformly incurred during the period in question."

      3. Each reference in Section 2.04(a) to "on the day immediately preceding the Closing Date" shall be amended to read "on the Closing Date."

      4. The reference in Section 2.05(a) to "on the day immediately preceding the Closing Date" shall be amended to read "on the Closing Date."

      5. Section 3.01 of the Agreement is hereby amended as follows:

            (a) Each reference in such Section 3.01 to "February 16, 2005" is hereby replaced by the words "February 18, 2005"; and

            (b) the last sentence of Section 3.01 is hereby amended to read in its entirety as follows:

      "The date on which the Closing shall occur is hereinafter referred to as the "Closing Date" and the Closing shall be considered effective as of 12:01 a.m., Minneapolis time, on the Closing Date, provided that solely for certain financial, Tax and accounting purposes (including preparation of the Closing Statement and the Final Closing Statement) the Closing shall be deemed effective at 11:59 p.m., Minneapolis time on the Closing Date. For financial, Tax and accounting purposes, the parties agree that Sellers shall be entitled to cash collected by the Business through the Closing Date and cash and cash equivalents held by the Companies as of the end of the Closing Date and shall be responsible for payroll, benefits, Taxes and certain other items expressly provided for in this Agreement through the Closing Date; provided, that Sellers shall not be responsible for any Taxes or other liabilities or obligations relating to or arising from any transactions that occur on the Closing Date and are initiated by the Buyer Entities or any of their affiliates, all of which Taxes, liabilities and obligations shall be the sole responsibility of the Buyer Entities."

      6. Section 3.02(b)(i) of the Agreement is hereby amended to read in its entirety as follows:

            "(i) the Closing Cash Payment, payable as provided in Section 2.02, plus a cash payment to IMC of $180,000 in immediately available United States funds (the "Benefit Prepayment") to the bank account designated in writing by IMC prior to the Closing (which Benefit Prepayment shall constitute the "Benefit Prepayment" to be made by Buyer at Closing pursuant to Schedule 2-A to the Transition Services Agreement (as defined in Section 6.09));"

      7. Section 4.01(i)(G)(ii) of the Agreement is hereby amended by deleting therefrom the words "other than any such Tax incurred on the Closing Date in the ordinary course of business or as a result of transactions occurring after the transfer of the Shares on the Closing Date".

      8. The reference in Section 10.01(b) to "the date immediately preceding the Closing Date" shall be amended to read "the Closing Date" and the clause beginning with the word "except" shall be deleted.

      9. Exhibit 1.02(k) to the Agreement is hereby amended to read in its entirety as set forth on Exhibit 1.02(k) hereto.

      10. Exhibit 1.07 to the Agreement is hereby amended to read in its entirety as set forth on Exhibit 1.07 hereto.

      11. The Buyer Entities acknowledge that Sellers delivered to the Buyer Entities the Supplement to Disclosure Schedule attached hereto as Exhibit A prior to Closing pursuant to Section 6.11 of the Agreement.

      12. Except as amended by the foregoing, the Agreement and each provision thereof shall remain in full force and effect.

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      13. Each reference to the Agreement in any document or instrument delivered pursuant to or in connection with the Agreement shall be deemed to be a reference to the Agreement, as amended by this Amendment.

      14. This Amendment may be executed by facsimile and in counterparts, all of which shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each of the parties and delivered to each other party.

      [Remainder of page left blank intentionally; signature pages follow]

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                   INTERNATIONAL MULTIFOODS CORPORATION
                                   (IMC)

                                   By: /s/ M. Ann Harlan
                                       ----------------------------------------
                                   Name: M. Ann Harlan
                                   Title: Vice President, General Counsel &
                                          Secretary

                                   MULTIFOODS BRANDS, INC.
                                   (MBI)

                                   By: /s/ M. Ann Harlan
                                       ----------------------------------------
                                   Name: M. Ann Harlan
                                   Title: Vice President and Secretary

                                   FANTASIA CONFECTIONS, INC.
                                   (FCI)

                                   By: /s/ M. Ann Harlan
                                       ----------------------------------------
                                   Name: M. Ann Harlan
                                   Title: Vice President and Secretary

                                   SMUCKER FOODS OF CANADA CO. (FORMERLY KNOWN
                                   AS ROBIN HOOD MULTIFOODS CORPORATION)
                                   (Robin Hood)

                                   By: /s/ M. Ann Harlan
                                       ----------------------------------------
                                   Name: M. Ann Harlan
                                   Title: Vice President and Secretary

                                   THE J. M. SMUCKER COMPANY
                                   (Smucker)

                                   By: /s/ M. Ann Harlan
                                       ----------------------------------------
                                   Name: M. Ann Harlan
                                   Title: Vice President, General Counsel &
                                          Secretary

                                   IMCB CORP.
                                   (Buyer)

                                   By: /s/ H. Sunenshine
                                       ----------------------------------------
                                   Name: H. Sunenshine
                                   Title: EVP

                                   VALUE CREATION PARTNERS INC.
                                   (VCP)

                                   By: /s/ H. Sunenshine
                                       ----------------------------------------
                                   Name: H. Sunenshine
                                   Title: EVP

                                   BEST BRANDS CORP.
                                   (BBC)

                                   By: /s/ H. Sunenshine
                                       ----------------------------------------
                                   Name: H. Sunenshine
                                   Title: EVP